                            THE GNMA FUND INVESTMENT
                           ACCUMULATION PROGRAM, INC.
                                      LOGO
                                 ANNUAL REPORT
                               DECEMBER 31, 1998

To Our Shareholders:

     We are pleased to present the shareholder report for The GNMA Fund Investment Accumulation Program, Inc. for the year ended December 31, 1998.

     During the year, the Program generated net investment income of 6.29% as a percentage of average net assets and paid dividends of $1.36 per share.

     During the year, interest rates on 30 year Treasury securities fluctuated from a high of over 6% in April to a low of below 5% in October. GNMA current coupons purchased for the Program fluctuated from a low of 6.00% to a high of 7.00%. While principal pay downs of the GNMA pools held in the Program averaged $3.2 million per month during the first six months of the year, pay downs accelerated slightly to $3.7 million per month during the second six months of the year. Purchases of Program shares averaged $2.5 million per month and redemptions averaged $2.7 million per month.

     Cash balances available and reserved for the purchase of GNMAs on their corresponding settlement dates were invested in Short Term Treasury Bills. This contributed $79,445 of income to the Program.

     This Program should continue to provide a good means of compounding distributions from your unit trust holdings through its monthly dividend, and barring any dramatic change in interest rates should provide investors with attractive returns in the future.

     Many computer systems use only two digits to designate years and may not be able to distinguish the year 2000 from the year 1900 (often called the 'Year 2000 Problem'). The Program could be adversely affected if the computer systems used by the Program Agent, the Administrators or its other service providers do not properly address this problem by January 1, 2000. The Program's Board of Directors is monitoring actions taken and planned to address this problem before then, and does not anticipate that services to the Program will be adversely affected. The service providers have told the Program's officers that they also expect to resolve the Year 2000 Problem, and these officers will continue to monitor the situation as January 1, 2000 approaches. However, if the problem has not been fully addressed, the Program could be adversely affected. The Year 2000 Problem could also have a negative impact on servicing the mortgages and mortgage pools that generate the Program's income, and this could affect the Program's investment returns.

     Thank you for including Defined Asset Funds and The GNMA Fund Investment Accumulation Program, Inc. among your investment portfolio.

Officers and Directors                                           Sincerely,
Michael J. Perini-President and Director
Leonard I. Shankman-Director
Robert A. Kavesh-Director
Philip G. Milot-Vice President
Teresa A. Koncick-Secretary
Gerard J. Fenerty-Treasurer                                  Michael J. Perini
                                                             President
Custodian and Transfer Agent
The Bank of New York
P.O. Box 974 Wall Street Station
New York, N.Y. 10268-0974

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                               INTEREST                                                         VALUE (NOTE
           SECURITY DESCRIPTION                    RATE   RANGE OF MATURITIES   FACE AMOUNT*       COST*            1A)
-------------------------------------------  -----------  -------------------  --------------  --------------  --------------
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         6.00%   10/15/28-12/15/28   $   11,521,652  $   11,452,308  $   11,431,667
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         6.50    05/15/23-09/15/28       41,240,772      41,347,302      41,691,946
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         7.00    03/15/22-03/15/28       67,955,550      68,534,240      69,590,560
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         7.50    02/15/22-07/15/27       29,039,251      29,305,924      29,974,025
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         8.00    03/15/17-11/15/26       15,394,105      15,506,399      16,009,869
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         8.50    06/15/16-05/15/25        8,030,835       8,122,276       8,522,724
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         9.00    04/15/16-10/15/21        4,983,295       4,993,999       5,322,782
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                         9.50    10/15/09-11/15/20        4,972,716       4,975,192       5,372,090
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        10.00    10/15/15-06/15/18        2,990,336       3,001,986       3,267,878
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        11.50    04/15/13-12/15/15        1,481,577       1,454,404       1,666,312
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        12.00    02/15/13-11/15/15          762,101         767,074         867,605
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        13.00        04/15/13                19,551          19,969          22,704
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        13.50        05/15/11                10,707          10,132          12,461
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        14.50        04/15/13                19,021          19,666          22,350
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        15.00        06/15/13               105,181         109,562         124,245
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        16.00    12/15/11-04/15/12          130,022         134,404         154,563
Government National Mortgage Association,
Modified Pass-Through Mortgage-Backed
Securities                                        17.00    10/15/11-01/15/12          531,073         558,371         635,296
                                                                               --------------  --------------  --------------
                                                                               $  189,187,745  $  190,313,208**$  194,689,077
Total Investments--97%.......................................................
                                                                               --------------
                                                                               --------------  --------------
                                                                                               --------------
                                                                                                                    5,704,651
Other Assets in Excess of Liabilities--3%....................................................................
                                                                                                               --------------
Net Assets--Equivalent to $21.09 net asset value per share on 9,501,665 shares of capital stock
                                                                                                               $  200,393,728
outstanding--100%............................................................................................
                                                                                                               --------------
                                                                                                               --------------

 * Original face amounts and related costs are reduced by principal payment pass-throughs.
** Aggregate cost for Federal tax purposes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments at Value (Identified Cost $190,313,208) (Note 1a)................................  $     194,689,077
  Cash.........................................................................................          4,872,696
  Interest Receivable..........................................................................          1,153,026
  Other........................................................................................              3,517
                                                                                                 -----------------
     Total Assets..............................................................................        200,718,316
                                                                                                 -----------------
LIABILITIES:
  Payable for Capital Stock Reacquired.........................................................            152,498
  Accounts Payable and Accrued Expenses........................................................            138,005
  Payable to Administrators (Note 2)...........................................................             34,085
                                                                                                 -----------------
     Total Liabilities.........................................................................            324,588
                                                                                                 -----------------
NET ASSETS (Equivalent to $21.09 net asset value per share on 9,501,665
     shares of capital stock outstanding) (Note 4).............................................  $     200,393,728
                                                                                                 -----------------
                                                                                                 -----------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME:
INCOME:
  Interest Income and Premium Amortization (Note 1c)..........................                   $     13,763,429

EXPENSES:
  Custodian, Transfer and Dividend Disbursing Agent Fees......................  $       524,211
  Administration Fee (Note 2).................................................          401,721
  Printing and Mailing........................................................          121,796
  Professional Fees...........................................................           61,234
  Other.......................................................................           12,774
  Directors' Fees & Expenses..................................................           11,000         1,132,736
                                                                                ---------------  ----------------
     Net Investment Income....................................................                         12,630,693

UNREALIZED GAIN ON INVESTMENTS:
  Unrealized Appreciation of Investments:
     Beginning of Year........................................................        3,460,770
     End of Year..............................................................        4,375,869
                                                                                ---------------
  Increase in Unrealized Appreciation.........................................                            915,099
                                                                                                 ----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                   $     13,545,792
                                                                                                 ----------------
                                                                                                 ----------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                YEAR ENDED            YEAR ENDED
                                                                              DECEMBER 31,          DECEMBER 31,
                                                                                      1998                  1997
                                                                       --------------------  --------------------
INCREASE/(DECREASE) IN NET ASSETS:
OPERATIONS:
Net Investment Income................................................   $       12,630,693    $       13,634,703
Net Equalization (Debits) included in the Price of Capital Stock Sold
and Reacquired (Note 1d).............................................              (93,690)             (146,110)
Increase in Unrealized Appreciation of Investments...................              915,099             4,115,821
                                                                       --------------------  --------------------

Net Increase in Net Assets Derived from Operations...................           13,452,102            17,604,414
                                                                       --------------------  --------------------

Dividends to Shareholders (Note 5)...................................          (12,869,683)          (13,476,029)
                                                                       --------------------  --------------------

Capital Share Transactions (Exclusive of Net Equalization Debits
  Allocated to Undistributed Net Investment Income) (Note 4):
Net Proceeds from Sale of Capital Stock..............................           17,497,431            16,808,559
Net Asset Value of Shares Issued to Shareholders in Reinvestment of
  Dividends..........................................................           12,490,344            12,264,828
                                                                       --------------------  --------------------
                                                                                29,987,775            29,073,387
Cost of Capital Stock Reacquired.....................................          (31,966,135)          (39,180,934)
                                                                       --------------------  --------------------
Decrease in Net Assets from Capital Stock Transactions...............           (1,978,360)          (10,107,547)
                                                                       --------------------  --------------------
Total Decrease in Net Assets.........................................           (1,395,940)           (5,979,162)

NET ASSETS:
Beginning of Year....................................................          201,789,668           207,768,830
                                                                       --------------------  --------------------
End of Year (including undistributed net investment income of
  $687,441 in 1998 and $1,020,122 in 1997 and accumulated realized
  capital losses of $64,369 in 1998 and $83,332 in 1997).............   $      200,393,728    $      201,789,668
                                                                       --------------------  --------------------
                                                                       --------------------  --------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                            YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------
                                                          1998          1997          1996          1995          1994
                                                      ------------  ------------  ------------  ------------  ------------
SELECTED DATA FOR A SHARE OF CAPITAL STOCK
  OUTSTANDING THROUGHOUT EACH YEAR:
Net Asset Value, Beginning of Year..................  $      21.03  $      20.59  $      21.10  $      19.24  $      21.39
                                                      ------------  ------------  ------------  ------------  ------------
Income From Investment Operations
Net Investment Income...............................          1.33          1.40          1.41          1.41          1.43
Net Realized and Unrealized Gain (Loss) on
  Investments.......................................          0.09          0.43         (0.53)         1.87         (2.14)
                                                      ------------  ------------  ------------  ------------  ------------
  Total From Investment Operations..................          1.42          1.83          0.88          3.28         (0.71)
                                                      ------------  ------------  ------------  ------------  ------------
Dividend Distributions from Net Investment Income...         (1.36)        (1.39)        (1.39)        (1.42)        (1.44)
                                                      ------------  ------------  ------------  ------------  ------------
Net Asset Value, End of Year........................  $      21.09  $      21.03  $      20.59  $      21.10  $      19.24
                                                      ------------  ------------  ------------  ------------  ------------
                                                      ------------  ------------  ------------  ------------  ------------
TOTAL INVESTMENT RETURN.............................          7.02%         9.16%         4.39%        17.54%        (3.36%)
                                                      ------------  ------------  ------------  ------------  ------------
                                                      ------------  ------------  ------------  ------------  ------------
SIGNIFICANT RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year
  (in thousands)....................................  $    200,394  $    201,790  $    207,769  $    220,198  $    204,032
                                                      ------------  ------------  ------------  ------------  ------------
                                                      ------------  ------------  ------------  ------------  ------------
Operating Expenses to Average Net Assets............          0.56%         0.57%         0.57%         0.58%         0.59%
                                                      ------------  ------------  ------------  ------------  ------------
                                                      ------------  ------------  ------------  ------------  ------------
Net Investment Income to Average Net Assets.........          6.29%         6.74%         6.84%         6.92%         7.12%
                                                      ------------  ------------  ------------  ------------  ------------
                                                      ------------  ------------  ------------  ------------  ------------
Portfolio Turnover Rate.............................             0%            0%            0%            0%            0%
                                                      ------------  ------------  ------------  ------------  ------------
                                                      ------------  ------------  ------------  ------------  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The GNMA Fund Investment Accumulation Program, Inc. (the 'Program') was incorporated under Maryland law on November 17, 1977 and commenced operations on April 24, 1978. The Program is registered under the Investment Company Act of 1940 as an open-end management company.

The following is a summary of significant accounting policies consistently followed by the Program.

(a) Investments are valued by the Program's pricing agent, Interactive Data Services, Inc. These values are not necessarily bids or actual last sale prices but are estimates of the prices at which the pricing agent believes the Program could sell such investment securities.

(b) It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions are recorded on the date the securities are purchased or sold (the trade date). Interest income including amortization of discount less premium amortization is recorded as earned. Dividend distributions to shareholders are recorded on the ex-dividend date.

(d) The Program follows the accounting practice known as 'Equalization' by which a portion of the proceeds from sales and costs of reacquiring capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of capital stock.

(e) Prepaid registration fees are charged to expense as the related shares are issued or over the period of registration, whichever is applicable.

2. ADMINISTRATION AGREEMENT

The Program has entered into an Administration Agreement with Merrill Lynch, Pierce, Fenner & Smith, Incorporated ('MLPF&S'), Prudential Securities Inc., Dean Witter Reynolds, Inc. and Salomon Smith Barney Inc. (the 'Administrators'), whereby the Administrators perform certain administrative duties for the Program. For these services, the Administrators receive a monthly fee from the Program equal to 0.2% on an annual basis of the Program's average daily net assets and have agreed to reimburse the Program to the extent the Program's expenses (excluding interest, taxes, brokerage fees and extraordinary items such as litigation costs) exceed the lesser of (i) 1 1/2% of the first $30 million of the average daily net assets of the Program and 1% of the average daily net assets in excess thereof, or (ii) 25% of the Program's investment income.

Certain officers and/or directors of the Program are officers of MLPF&S.

3. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 1998 purchases, excluding short-term securities, totalled $36,805,000. There were no sales of securities.

--------------------------------------------------------------------------------
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

4. CAPITAL SHARES

The Articles of Incorporation authorize the Program to issue 25,000,000 shares of a single class. At December 31, 1998, paid-in capital amounted to $195,394,786. Transactions in shares were as follows:

                                                                                                      YEAR ENDED
                                                                                                    DECEMBER 31,
                                                                                   ------------------------------
                                                                                            1998            1997
                                                                                   --------------  --------------
Shares sold......................................................................        834,609         815,853
Shares issued to shareholders in reinvestment of dividends.......................        595,789         595,291
                                                                                   --------------  --------------
Total............................................................................      1,430,398       1,411,144
Shares reacquired................................................................     (1,523,507)     (1,906,541)
                                                                                   --------------  --------------
Net decrease.....................................................................        (93,109)       (495,397)
                                                                                   --------------  --------------
                                                                                   --------------  --------------

5. DIVIDENDS AND DISTRIBUTIONS

The Program distributes, monthly, substantially all of its net investment income. Net realized capital gains, if any, are distributed annually. At December 31, 1998, the Program had a capital loss carryforward of approximately $65,000 ($9,000 in 1999 and $56,000 in 2000), which will be available to offset a like amount of future taxable gains.

6. CASH OVERDRAFT

Under the terms of an agreement between the Program Agent ('Agent') and the Program, overdrafts by the Program are deemed to be loans by the Agent payable on demand and bearing interest at the GNMA Repurchase Agreement Rate. Such overdrafts are secured by a lien on the Program's property in the Agent's possession or control.

The Program did not have any overdrafts outstanding as of December 31, 1998.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
THE GNMA FUND INVESTMENT ACCUMULATION PROGRAM, INC.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The GNMA Fund Investment Accumulation Program, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 1999